UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JANUARY 31, 2005
                         ----------------

Date of reporting period:  JANUARY 31, 2005
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                            (JACOBS & COMPANY LOGO)

                          JACOBS & COMPANY MUTUAL FUND
                              TICKER SYMBOL: JACOX
                               CUSIP: 007 989 775
                 SHAREHOLDER SERVICES TOLL FREE (877) 560-6823

                                 ANNUAL REPORT
                                JANUARY 31, 2005

March 2005

Dear Shareholder:

During the last third of the year we adjusted our portfolio mix to a more market positive position and have maintained the same investment mix. Most recently our investment strategies have focused on putting the Fund's portfolio in a defensive posture, but at the same time we have maintained our 60% maximum weighting in equities and will continue to concentrate on quality in our stock selections. United Technologies, General Electric, Honeywell and Caterpillar remain core holdings of the Fund. As interest rates began to rise, we decreased holdings of regional banks, but maintain positions in JP Morgan Chase & Co, AmSouth Bancorp, South Financial Group, Inc. and Sovereign Bancorp, Inc.

Looking ahead, the companies held in the Fund's portfolio are projected to report solid and improved earnings. For example, last week, General Electric increased its earnings expectations for its first quarter of 2005. We have increased our holdings of energy stocks by adding Apache Corporation and oil service companies; Weatherford International Ltd., Tidewater, Inc. and Rowan Companies, Inc. We have also added Arch Coal, Inc. to diversify our energy holdings into the coal mining industry. We continue to utilize our covered call options strategy to provide short-term down side protection and income over the life of the option contracts.

For a small percentage of the equity portion of the Fund, we have utilized the exchange traded funds as investment tools. For example, the energy select sector fund and the materials select sector fund contain companies in which we invest as well as a basket of other companies in the same sector. The materials sector gives us exposure to large chemical companies and basic materials industries. Both should continue to perform well with the declining value of the dollar.

We continue to acquire GNMAs for the fixed income portion of the Fund's portfolio. Coupons we currently hold are 6-1/2% to 6-3/4%. It is anticipated that GNMAs with higher coupons will be added over the course of the year.

The fixed income portion of our portfolio also includes preferred stocks. One example recently used successfully by the Fund was a convertible preferred security of The Williams Companies, Inc. that paid a 9% dividend prior to converting to common stock in February 2005. Other corporate bonds with larger yields, strengthening balance sheets and short maturity dates make up the balance of our fixed income portfolio.

Our portfolio turnover was significantly lower this year at 181%, and we expect turnover to continue to move lower over the course of the next year. The Fund's performance last year was relatively flat. Part of the year the equity markets traded in a down-trend range, and the fund reflected this. However, this market configuration changed in the last third of the year, which was also reflected by the fund. You can review the fund's ranking among its peers as tabulated by Bloomberg and available on Bloomberg.com under Balanced Funds. Our investment strategies, including our increased focus on energy, are providing tremendous support for the portfolio. The GNMAs should contribute to our portfolio's defensive posture as interest rates inch slowly higher. We believe our portfolio is well positioned to achieve our objectives for the foreseeable future, and we remain confident in the health and vitality of the financial markets over the long term.

While the Fund's shareholder base, which has included several collateral accounts of insurance companies, has somewhat diminished over the course of this last year due to the troubled state of the insurance and surety industry, we believe that we have reason for optimism that developments will occur that will enable us to recapture and grow this element of the shareholder base during the coming year. In addition, we continue to look for other possible means of reducing the operating expenses and costs of managing and administering the mutual fund. We will keep you informed in our endeavor to lower our operating costs.

As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us. Thank you again for allowing us to help you achieve your investment objectives.

Sincerely,

/s/John M. Jacobs

John M. Jacobs

Opinions expressed are those of John M Jacobs and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance does not guarantee future results.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. OPTIONS INVOLVE RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

Please refer to the schedule of investments on pages 9-12 of the report for holdings information. Fund holdings and sector allocations are subject to change at any time and are not to be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC., Distributor (03/05)

 JACOBS & CO. MUTUAL FUND VS. LIPPER BALANCED FUND INDEX VS. S&P 100 INDEX VS.
             BLOOMBERG/EFFAS BOND INDEX, U.S. GOVERNMENT 5-7 YEARS

                                                              Bloomberg/EFFAS
                 Jacobs       Lipper Balanced                   Bond Index,
               & Company      Fund Index (the       S&P          U.S. Gov't
   Date       Mutual Fund    Fund's Benchmark)   100 Index       5-7 Years
   ----       -----------    ----------------    ---------    ---------------
 6/11/2001     $10,000.00       $10,000.00      $10,000.00       $10,000.00
 7/31/2001     $10,220.40        $9,840.11       $9,634.46       $10,228.81
 1/31/2002     $10,278.08        $9,604.03       $8,945.88       $10,539.85
 7/31/2002      $9,853.74        $8,635.91       $7,211.10       $11,250.30
 1/31/2003      $9,414.96        $8,523.16       $6,864.12       $11,787.13
 7/31/2003      $8,822.19        $9,441.90       $7,997.61       $11,868.38
 1/31/2004      $9,238.15       $10,532.94       $9,061.21       $12,271.74
 7/31/2004      $8,800.11       $10,411.81       $8,773.47       $12,257.56
 1/31/2005      $9,123.95       $11,164.58       $9,306.82       $12,583.69

AVERAGE ANNUAL TOTAL RETURN1<F1>

                                                                BLOOMBERG/EFFAS
                                    LIPPER BALANCED   S&P 100  BOND INDEX, U.S.
                             FUND     FUND INDEX       INDEX    GOV'T 5-7 YEARS
                             ----   ---------------   -------  ----------------
1 Year                      -1.23%       6.00%         2.71%         2.54%
Since inception (6/11/01)   -2.48%       3.07%        -1.95%         6.51%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-560-6823.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated.

The Lipper Balanced Fund Index is an unmanaged, net asset value - weighted index of the 30 largest balanced mutual funds.

The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue chip stocks across various industries.

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

The since inception return and valuation calculations for the Lipper Balanced Fund Index are for the period 6/1/01-1/31/05.

You cannot invest directly in an index.

ALLOCATION OF PORTFOLIO ASSETS - JANUARY 31, 2005 (UNAUDITED)

Common Stocks                             53%
Convertible Preferred Stock                3%
U.S. Government Agency                    25%
Corporate Bonds                            4%
Municipal Bonds                            8%
Exchange Traded Funds                      3%
Short-Term Investments                     4%

EXPENSE EXAMPLE AT JANUARY 31, 2005 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/1/04 - 01/31/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING        ENDING           EXPENSES PAID
                          ACCOUNT VALUE   ACCOUNT VALUE       DURING PERIOD
                              8/1/04        01/31/05     8/1/04 - 01/31/05*<F2>
                          -------------   -------------  ----------------------
Actual                      $1,000.00       $1,036.80            $10.24
Hypothetical (5% return     $1,000.00       $1,015.08            $10.13
before expenses)

*<F2> Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 366 days to reflect the one-half year expense.

SCHEDULE OF INVESTMENTS AT JANUARY 31, 2005

  Shares     COMMON STOCKS: 56.23%                                 Market Value
  ------     ---------------------                                 ------------
             AEROSPACE/DEFENSE: 6.65%
    2,000    Honeywell International, Inc.                          $   71,960
    3,400    United Technologies Corp. #<F5>                           342,312
                                                                    ----------
                                                                       414,272
                                                                    ----------

             CHEMICALS: 1.36%
    2,000    International Flavors & Fragrances, Inc.                   84,440
                                                                    ----------

             COMMERCIAL BANKS:  3.96%
    5,000    AmSouth Bancorp                                           124,700
    4,000    South Financial Group, Inc.                               122,160
                                                                    ----------
                                                                       246,860
                                                                    ----------

             COMPUTERS & PERIPHERALS: 2.55%
    5,000    EMC Corp.*<F3>                                             65,500
    1,000    International Business Machines Corp.                      93,420
                                                                    ----------
                                                                       158,920
                                                                    ----------

             CONSUMER FINANCE: 0.85%
    2,000    MBNA Corp.                                                 53,160
                                                                    ----------

             DIVERSIFIED FINANCIAL SERVICES: 1.20%
    2,000    J.P. Morgan Chase & Co.                                    74,660
                                                                    ----------

             ENERGY EQUIPMENT & SERVICES: 5.79%
    8,000    Rowan Companies, Inc.*<F3>                                225,280
    2,100    Tidewater, Inc. #<F5>                                      81,396
    1,000    Weatherford International Ltd.*<F3> +<F4> #<F5>            54,270
                                                                    ----------
                                                                       360,946
                                                                    ----------

             HEALTHCARE EQUIPMENT & SUPPLIES: 2.85%
    3,500    Diagnostic Products Corp. #<F5>                           177,695
                                                                    ----------

             INDUSTRIAL CONGLOMERATES: 5.70%
    1,000    3M Co.                                                     84,360
    7,500    General Electric Co.                                      270,975
                                                                    ----------
                                                                       355,335
                                                                    ----------

             MACHINERY: 9.77%
    4,100    Caterpillar, Inc. #<F5>                                   365,310
    5,500    Pentair, Inc. #<F5>                                       243,760
                                                                    ----------
                                                                       609,070
                                                                    ----------

             MINING: 2.93%
    5,000    Arch Coal, Inc. #<F5>                                     182,750
                                                                    ----------

             OFFICE ELECTRONICS: 1.02%
    4,000    Xerox Corp.*<F3>                                           63,520
                                                                    ----------

             OIL & GAS: 4.57%
    4,000    Apache Corp. #<F5>                                        217,680
    2,000    Forest Oil Corp.*<F3>                                      67,380
                                                                    ----------
                                                                       285,060
                                                                    ----------

             PHARMACEUTICALS: 2.18%
    5,000    King Pharmaceuticals, Inc.*<F3>                            52,550
    4,500    Schering-Plough Corp.                                      83,520
                                                                    ----------
                                                                       136,070
                                                                    ----------

             SEMICONDUCTOR &
               SEMICONDUCTOR EQUIPMENT: 3.03%
    8,400    Intel Corp. #<F5>                                         188,580
                                                                    ----------

             THRIFTS & MORTGAGE FINANCE: 1.82%
    5,000    Sovereign Bancorp, Inc.                                   113,700
                                                                    ----------

             TOTAL COMMON STOCKS
               (Cost $3,204,958)                                     3,505,038
                                                                    ----------

             CONVERTIBLE PREFERRED STOCKS:  3.23%
             ------------------------------------

             ENERGY:  3.23%
   12,000    The Williams Companies, Inc.,
               9.00%, 02/16/2005 Series                                201,120
                                                                    ----------

             TOTAL CONVERTIBLE PREFERRED
               STOCKS (Cost $165,297)                                  201,120
                                                                    ----------

Principal
  Amount     U.S. GOVERNMENT AGENCY:  22.73%
---------    -------------------------------
             FEDERAL HOME LOAN BANK:  3.21%
 $200,000    4.00%, 07/30/2013                                         200,347
                                                                    ----------

             FEDERAL HOME LOAN MORTGAGE COMPANY:  2.22%
  142,338    7.675%, 03/15/2034                                        138,565
                                                                    ----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:  17.30%
  205,739    6.50%, 01/15/2032                                         216,820
  433,791    6.50%, 09/15/2032                                         457,218
  381,910    6.75%, 01/15/2028                                         404,163
                                                                     1,078,201
                                                                    ----------
             TOTAL U.S. GOVERNMENT AGENCY
               (Cost $1,424,552)                                     1,417,113
                                                                    ----------

             CORPORATE BONDS:  4.24%
             -----------------------
             CHEMICALS:  4.24%
  250,000    Lyondell Chemical Co.,
               10.875%, 05/01/2009                                     264,375
                                                                    ----------

             TOTAL CORPORATE BONDS
               (Cost $246,627)                                         264,375
                                                                    ----------

             MUNICIPAL BONDS:  8.05%
             -----------------------
             WEST VIRGINIA:  8.05%
  500,000    South Charleston, WV Pollution Control
               Revenue Bond, 7.625%, 08/01/2005                        501,760
                                                                    ----------

             TOTAL MUNICIPAL BONDS
               (Cost $500,000)                                         501,760
                                                                    ----------

   Shares    EXCHANGE TRADED FUNDS:  3.66%
   ------    -----------------------------
    3,000    Energy Select Sector SPDR Fund                            112,650
    4,000    Materials Select Sector SPDR Trust                        115,320
                                                                    ----------

             TOTAL EXCHANGE TRADED FUNDS
               (Cost $227,040)                                         227,970
                                                                    ----------

 Shares/
Principal
  Amount     SHORT-TERM INVESTMENTS:  7.62%
---------    ------------------------------
             MONEY MARKET FUNDS:  4.41%
  274,972    SEI Daily Income Treasury Government
               Fund - Class B (Cost $274,972)                          274,972
                                                                    ----------

             U.S. TREASURY OBLIGATIONS:  3.21%
 $200,000    1.816%, 02/24/2005 (Cost $199,768)                        199,768
                                                                    ----------

             TOTAL SHORT-TERM INVESTMENTS
               (Cost $474,740)                                         474,740
                                                                    ----------

             Total Investments in Securities
               (Cost $6,243,214):  105.76%                           6,592,116
             Call Options Written:  (2.05%)                           (127,975)
             Liabilities in Excess of Other Assets:  (3.71%)          (231,286)
                                                                    ----------
             Net Assets:  100.00%                                   $6,232,855
                                                                    ----------
                                                                    ----------

*<F3>  Non-income producing security.
+<F4>  U.S. traded security of a foreign issuer.
#<F5>  Security is subject to written call option.
SPDR - Standard & Poor's Depository Receipts

See Notes to Financial Statements.

SCHEDULE OF CALL OPTIONS WRITTEN AT JANUARY 31, 2005

Contracts  Underlying Security/Expiration Date/Exercise Price      Market Value
---------  --------------------------------------------------      ------------
           Apache Corp.
   40        Expiration April 2005, Exercise Price $55.00            $ (10,600)
           Arch Coal, Inc.
   50        Expiration April 2005, Exercise Price $40.00               (6,500)
           Caterpillar, Inc.
   41        Expiration May 2005, Exercise Price $90.00                (14,350)
           Diagnostic Products Corp.
   35        Expiration March 2005, Exercise Price $45.00              (22,400)
           Intel Corp.
   40        Expiration April 2005, Exercise Price $25.00                 (800)
           Pentair, Inc.
   55        Expiration February 2005, Exercise Price $35.00           (50,875)
           Tidewater, Inc.
   21        Expiration April 2005, Exercise Price $40.00               (3,150)
           United Technologies Corp.
   25        Expiration February 2005, Exercise Price $95.00           (16,500)
           Weatherford International Ltd.
   10        Expiration May 2005, Exercise Price $55.00                 (2,800)
                                                                     ---------
           Total Call Options Written
             (Proceeds $85,807)                                      $(127,975)
                                                                     ---------
                                                                     ---------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT JANUARY 31, 2005

ASSETS
   Investments in securities, at value
     (identified cost $6,243,214)                                   $6,592,116
   Cash                                                                 36,964
   Receivables
      Securities sold                                                  399,384
      Fund shares sold                                                   1,000
      Dividends and interest                                            43,450
      Due from Advisor                                                  11,020
   Prepaid expenses                                                      2,524
                                                                    ----------
         Total assets                                                7,086,458
                                                                    ----------

LIABILITIES
   Call options written, at value (proceeds $85,807)                   127,975
   Payables
      Securities purchased                                             579,033
      Fund shares redeemed                                             100,850
      Distribution fees                                                  3,172
      Transfer agent fees                                                4,767
      Fund accounting fees                                               4,982
      Custodian fees                                                     4,068
      Administration fees                                                2,548
   Other accrued expenses                                               26,208
                                                                    ----------
         Total liabilities                                             853,603
                                                                    ----------

NET ASSETS                                                          $6,232,855
                                                                    ----------
                                                                    ----------

Net asset value, offering and redemption price per share
  [$6,232,855 / 735,158 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $8.48
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $7,887,874
   Accumulated net realized loss on investments                     (1,961,753)
   Net unrealized appreciation/(depreciation) of:
      Investments                                                      348,902
      Options written                                                  (42,168)
                                                                    ----------
NET ASSETS                                                          $6,232,855
                                                                    ----------
                                                                    ----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2005

INVESTMENT INCOME
   Income
      Dividends                                                      $  98,751
      Interest                                                         168,470
      Other income                                                          10
                                                                     ---------
         Total income                                                  267,231
                                                                     ---------
   Expenses
      Advisory fees (Note 3)                                            83,256
      Administration fees (Note 3)                                      30,000
      Fund accounting fees                                              27,429
      Custody fees                                                      25,590
      Transfer agent fees                                               24,827
      12b-1 fees (Note 4)                                               20,814
      Audit fees                                                        17,489
      Legal fees                                                        12,045
      Trustees fees                                                      8,794
      Shareholder reporting                                              7,266
      Other                                                              5,954
      Registration fees                                                  5,513
      Insurance fees                                                     2,221
                                                                     ---------
         Total expenses                                                271,198
         Less: advisory fee waiver (Note 3)                           (104,685)
                                                                     ---------
         Net expenses                                                  166,513
                                                                     ---------
            NET INVESTMENT INCOME                                      100,718
                                                                     ---------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
      Investments                                                     (122,089)
      Option contracts written                                          38,704
                                                                     ---------
                                                                       (83,385)
                                                                     ---------
   Net change in unrealized appreciation/(depreciation) on:
      Investments                                                     (117,147)
      Option contracts written                                         (44,423)
                                                                     ---------
                                                                      (161,570)
                                                                     ---------
         Net realized and unrealized loss on investments              (244,955)
                                                                     ---------
            NET DECREASE IN NET ASSETS
              RESULTING FROM OPERATIONS                              $(144,237)
                                                                     ---------
                                                                     ---------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year                Year
                                                              Ended               Ended
                                                           January 31,         January 31,
                                                               2005                2004
                                                           -----------         -----------
DECREASE IN NET ASSETS FROM:
OPERATIONS
     Net investment income                                 $   100,718         $   170,762
     Net realized loss on investments
       and option contracts written                            (83,385)           (863,455)
     Net change in unrealized appreciation/
       (depreciation) on investments
       and option contracts written                           (161,570)            448,831
                                                           -----------         -----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                         (144,237)           (243,862)
                                                           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                               (245,450)           (197,838)
                                                           -----------         -----------
          TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (245,450)           (197,838)
                                                           -----------         -----------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
     Net decrease in net assets derived from
       net change in outstanding shares (a)<F6>             (3,138,347)         (1,329,443)
                                                           -----------         -----------
          TOTAL DECREASE IN NET ASSETS                      (3,528,034)         (1,771,143)
                                                           -----------         -----------
NET ASSETS
Beginning of year                                            9,760,889          11,532,032
                                                           -----------         -----------
END OF YEAR                                                $ 6,232,855         $ 9,760,889
                                                           -----------         -----------
                                                           -----------         -----------
Includes undistributed
  net investment (loss)/income of                          $        --         $   120,630
                                                           -----------         -----------

(a)<F6>  A summary of share transactions is as follows:

                                Year Ended                   Year Ended
                             January 31, 2005             January 31, 2004
                         -------------------------    ------------------------
                         Shares    Paid in Capital    Shares   Paid in Capital
                         ------    ---------------    ------   ---------------
Shares sold              129,280     $ 1,086,015      157,933    $ 1,393,997
Shares issued for
  reinvestment of
  distributions           28,424         242,740       22,204        196,056
Shares redeemed         (523,821)     (4,467,102)    (332,608)    (2,919,496)
                        --------     -----------     --------    -----------
Net decrease            (366,117)    $(3,138,347)    (152,471)   $(1,329,443)
                        --------     -----------     --------    -----------
                        --------     -----------     --------    -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

                                                Year                Year                Year         June 11, 2001*<F7>
                                               Ended               Ended               Ended              Through
                                            January 31,         January 31,         January 31,         January 31,
                                                2005                2004                2003                2002
                                            -----------         -----------         -----------      ------------------
Net asset value,
  beginning of period                          $ 8.86              $ 9.20              $10.18              $10.00
                                               ------              ------              ------              ------
Income from
  investment operations:
     Net investment income                       0.13                0.16                0.13                0.06
     Net realized and
       unrealized gain/(loss)
       on investments                           (0.24)              (0.33)              (0.98)               0.21
                                               ------              ------              ------              ------
Total from
  investment operations                         (0.11)              (0.17)              (0.85)               0.27
                                               ------              ------              ------              ------
Less distributions:
     From net
       investment income                        (0.27)              (0.17)              (0.13)              (0.07)
     From net realized
       gain on investments                         --                  --                  --               (0.02)
                                               ------              ------              ------              ------
Total distributions                             (0.27)              (0.17)              (0.13)              (0.09)
                                               ------              ------              ------              ------
Net asset value,
  end of period                                $ 8.48              $ 8.86              $ 9.20              $10.18
                                               ------              ------              ------              ------
                                               ------              ------              ------              ------

TOTAL RETURN                                    (1.23%)             (1.89%)             (8.39%)              2.74%+<F8>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (thousands)                        $6,233              $9,761             $11,532              $9,931
Ratio of expenses to
  average net assets:
     Before expense
       reimbursement                             3.27%               2.78%               3.54%               5.96%**<F9>
     After expense
       reimbursement                             2.00%               2.00%               2.00%               2.00%**<F9>
Ratio of net investment
  income to average net assets:
     After expense
       reimbursement                             1.21%               1.58%               1.50%               1.57%**<F9>
Portfolio turnover rate                         181.0%              323.9%              190.7%               49.7%+<F8>

  *<F7>   Commencement of operations.
  +<F8>   Not annualized.
 **<F9>   Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT JANUARY 31, 2005

NOTE 1 - ORGANIZATION

    The Jacobs & Company Mutual Fund (the "Fund") is a diversified series of shares of beneficial interest of the Advisors Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund commenced operations on June 11, 2001. The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital. The Advisor seeks to achieve its objective by investing in a combination of equity and fixed-income securities. In selecting equity securities for the Fund, the Advisor seeks growth stocks of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history. In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk. Covered call options will be written on equity securities to enhance total return and provide additional protection during corrections and consolidations in the equity markets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective security. Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

       When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

       The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

    F. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
       Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended January 31, 2005, the Fund increased accumulated net realized loss on investments by $23,225, increased undistributed net investment income by $24,102 and decreased paid-in capital by $877 due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

    Jacobs & Company (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended January 31, 2005, the Fund incurred $83,256 in advisory fees.

    The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for an indefinite period, so that its ratio of expenses to average net assets will not exceed 2.00%. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. For the year ended January 31, 2005, the Advisor absorbed expenses of $104,685; no amounts were reimbursed to the Advisor. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $476,493 at January 31, 2005, and will expire as follows:

               Year             Amount
               ----             ------
               2007            $287,845
               2008            $ 83,963
               2009            $104,685

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

    Fund Asset Level               Fee rate
    ----------------               --------
    Less than $24 million          $30,000
    $24 to $100 million            0.15% of average daily net assets
    $100 to $150 million           0.10% of average daily net assets
    More than $150 million         0.05% of average daily net assets

    For the year ended January 31, 2005, the Fund incurred $30,000 in administration fees.

    U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund's custodian.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Trust are officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended January 31, 2005, the Fund paid the Distribution Coordinator $20,814.

NOTE 5 - OPTION CONTRACTS WRITTEN

    The number of option contracts written and the premiums received by the Fund during the year ended January 31, 2005, were as follows:

                              NUMBER OF CONTRACTS       PREMIUMS RECEIVED
                              -------------------       -----------------
Options outstanding,
  beginning of year                    432                  $  56,865
Options written                      2,516                    412,547
Options exercised                     (471)                   (56,968)
Options expired                       (248)                   (25,457)
Options closed                      (1,912)                  (301,180)
                                    ------                  ---------
Options outstanding,
  end of year                          317                  $  85,807
                                    ------                  ---------
                                    ------                  ---------

NOTE 6 - PURCHASES AND SALES OF SECURITIES

    During the year ended January 31, 2005, the aggregate purchases and sales of securities (excluding short-term investments) were:

                                   PURCHASES             SALES
                                   ---------             -----
    Long Transactions             $14,282,105         $16,687,638

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and straddle losses.

    As of January 31, 2005, the components of capital on a tax basis were as follows:

    Cost of investments                                            $ 6,381,635
                                                                   -----------
                                                                   -----------
    Gross unrealized appreciation                                      404,383
    Gross unrealized depreciation                                     (193,902)
                                                                   -----------
    Net unrealized appreciation on investments                         210,481
                                                                   -----------
                                                                   -----------
    Net unrealized depreciation on options written                     (42,168)
                                                                   -----------
                                                                   -----------
    Undistributed ordinary income                                           --
    Undistributed long-term capital gain                                    --
                                                                   -----------
    Total distributable earnings                                            --
                                                                   -----------
                                                                   -----------
    Other accumulated gains / (losses)                              (1,823,332)
                                                                   -----------
    Total accumulated earnings / (losses)                          $(1,655,019)
                                                                   -----------
                                                                   -----------

    The Fund had a capital loss carryforward of $1,937,668 as of January 31, 2005, of which $366,622 expires in 2011, $1,385,715 expires in 2012, and
$185,331 expires in 2013.

    The tax character of distributions paid during the years ended January 31, 2005 and 2004 were as follows:

                           2005            2004
                           ----            ----
Ordinary Income          $245,450        $197,838

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of Jacobs & Company Mutual Fund, a series of Advisors Series Trust, including the schedule of investments, as of January 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 2003 and the period June 11, 2001 through January 31, 2002 were audited by other auditors whose report dated March 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund as of January 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
March 18, 2005

NOTICE TO SHAREHOLDERS AT JANUARY 31, 2005 (UNAUDITED)

For the year ended January 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 67.6%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended January 31, 2005 was 68.7%.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-560-6823 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-560-6823. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at
http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be
                                  ------------------
reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's N-Q is also available by calling 1-877-560-6823.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

    This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS                                                                              NUMBER OF
POSITION HELD WITH FUND                                               TRUSTEE     FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) AND OTHER                                     OF FUND         OVERSEEN
DIRECTORSHIPS DURING PAST FIVE YEARS                                   SINCE      BY TRUSTEE*<F10>
------------------------------------                                  -------     ----------------
Walter E. Auch, Born 1921                                              1997              1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1928                                      2002              1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of
Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, Black Rock Funds,
Jacobs Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O'Connor, Born 1936                                          1997              1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and
Chief Operating Officer of ICI Mutual Insurance Company
(until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                            2002              1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                       1997              1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home Loan
Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                             1997              1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the
Fund's administrator (since July 2001); Treasurer, Investec Funds;
formerly, Executive Vice President, Investment Company
Administration, LLC ("ICA") (the Fund's former administrator).

Robert M. Slotky, Born 1947                                            1997              1
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); formerly Senior Vice President,
ICA (the Fund's former administrator).

Rodney A. DeWalt, Born 1967                                            2003              1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans
from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967                                             2003              1
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

*<F10> The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Jacobs & Company Mutual Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

                                    ADVISOR
                                Jacobs & Company
                         300 Summers Street, Suite 970
                              Charleston, WV 25301
                            www.jacobsandcompany.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                          Philadelphia, PA 19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-560-6823.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other Services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                            FYE  1/31/2005         FYE  1/31/2004
                            --------------         --------------

Audit Fees                     $13,500                $13,000
Audit-Related Fees               N/A                     N/A
Tax Fees                        $2,000                 $2,000
All Other Fees                   N/A                     N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                   FYE  1/31/2005      FYE  1/31/2004
----------------------                   --------------      --------------

Registrant                                   N/A                 N/A
Registrant's Investment Adviser              N/A                 N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -------------------------------------

     By (Signature and Title) /s/ Eric M. Banhazl
                              --------------------------
                              Eric M. Banhazl, President

     Date   4/7/2005
            --------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F11> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   4/7/2005
            --------------------------------------------------

     By (Signature and Title)*<F11> /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   4/7/2005
            --------------------------------------------------

*<F11> Print the name and title of each signing officer under his or her signature.